Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
January 31, 2021 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 89.6%
Communication Services - 2.8%
Verizon Communications, Inc.	107,607	$5,891,483
Consumer Discretionary - 14.9%
McDonald's Corp.	51,823	10,770,892
NIKE, Inc. - Class B	76,420	10,208,948
The Home Depot, Inc.	39,908	10,807,885
		31,787,725
Consumer Staples - 13.8%
Coca-Cola Co.	129,977	6,258,393
PepsiCo, Inc.	45,669	6,237,015
The Procter & Gamble Co.	50,832	6,517,171
Walmart, Inc.	73,743	10,360,154
		29,372,733
Energy - 8.1%
Chevron Corp.	126,942	10,815,459
ConocoPhillips	162,204	6,493,026
		17,308,485
Financials - 7.9%
JPMorgan Chase & Co.	56,832	7,312,574
The Goldman Sachs Group, Inc.	35,067	9,509,118
		16,821,692
Health Care - 12.2%
Amgen, Inc.	28,399	6,856,371
Johnson & Johnson	43,226	7,051,457
UnitedHealth Group, Inc.	36,059	12,028,561
		25,936,389
Industrials - 8.3%
Caterpillar, Inc.	59,104	10,806,575
Honeywell International, Inc.	35,405	6,917,075
		17,723,650
Information Technology - 15.6%
Apple, Inc.	87,528	11,550,195
Microsoft Corp.	49,914	11,578,051
Visa, Inc. - Class A	52,416	10,129,392
		33,257,638
Materials - 2.8%
Newmont Corp.	101,956	6,076,578
Utilities - 3.2%
Duke Energy Corp.	73,707	6,928,458
Total Common Stocks (Cost $180,999,667)		191,104,831

MONEY MARKET FUNDS - 10.2%
STIT-Government & Agency Portfolio - Institutional Class - 0.03% (a)	21,855,178	21,855,178
Total Money Market Funds (Cost $21,855,178)		21,855,178
Total Investments - 99.8%
(Cost $202,854,845)		$212,960,009

Percentages are based on Net Assets of $213,353,123.
(a)	Seven-day yield as of January 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Options Written
		Notional
	Contracts	Amount	Value
Call Options Written - (0.01)% (a)
ConocoPhillips, Expires 2/5/2021, Strike Price $50.00	800	(3,202,400)	$(9,600)
NIKE, Inc., Expires 2/19/2021, Strike Price $140.00	705	(9,418,095)	(113,505)
Walmart, Inc., Expires 2/19/2021, Strike Price $160.00	450	(6,322,050)	(23,175)
Total Call Options Written
(Premiums Received $325,048)			$(146,280)

(a)	Exchange Traded.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended January 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2021:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$191,104,831
Money Market Funds	21,855,178
Total Level 1	212,960,009
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$212,960,009
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$146,280
Total Level 1	146,280
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$146,280
(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments. Such as written options, which are reflected at value.

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended January 31, 2021, there were no transfers into or out of Level 3 for the Fund.